UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2010

CHINA AGRI-BUSINESS, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-140118	20-3912942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

In The People’s Republic of China: Building 2, Unit 1, 15th Floor Ling Xian Xin Cheng 86 Gaoxin Road Hi-Tech Industrial Development Zone Xian, Shannxi, China 710065

In the United States:
11 East 86th Street, New York, New York	10028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: In the United States: (212) 348-5600 In the People’s Republic of China : (86) 029-68596556

N/A
Former name, former address, and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 22, 2010, China Agri-Business, Inc. (the “Company”) issued a press release commenting on its financial results for the year ended December 31, 2009.  A copy of the press release is furnished herewith and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release dated April 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA AGRI-BUSINESS, INC.

Date: April 26, 2010	By:	/s/ Xiaolong Zhou
Xiaolong Zhou
Chief Financial Officer

Exhibit Index

99.1	Press release dated April 22, 2010.